UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2022, the Company held its 2022 Annual Meeting of Stockholders (“Annual Meeting”). The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:

1.  Election of directors for a one-year term expiring at the 2023 Annual Meeting of Stockholders:

			Broker
	Votes For	Votes Withheld	Non-votes
Ellen D. Levy	25,603,892	296,989	2,887,571
Michael D. Malone	25,776,230	124,651	2,887,571
John Rice	24,924,589	976,292	2,887,571
Dana L. Schmaltz	25,551,834	349,047	2,887,571
Howard W. Smith, III	25,687,812	213,069	2,887,571
William M. Walker	25,339,728	561,153	2,887,571
Michael J. Warren	25,778,752	122,129	2,887,571
Donna C. Wells	25,775,341	125,540	2,887,571

2.   Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

			Broker
Votes For	Votes Against	Abstentions	Non-votes
27,971,244	776,307	40,901	—

3.  Advisory resolution to approve executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-votes
25,661,045	183,524	56,312	2,887,571

4. Advisory vote on the frequency of holding advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
22,801,525	207,261	2,826,359	65,736	2,887,571

In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of this advisory vote, the Board of Directors of the Company has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on frequency, which advisory vote on frequency will be held no later than the Company’s annual meeting of stockholders in 2028.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: May 10, 2022	By:	/s/ Richard M. Lucas
		Name:	Richard M. Lucas
		Title:	Executive Vice President, General Counsel & Secretary